UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 15, 2021

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-00123	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway,	Louisville,	Kentucky	40210
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (voting), $0.15 par value	BFA	New York Stock Exchange
Class B Common Stock (nonvoting), $0.15 par value	BFB	New York Stock Exchange
1.200% Notes due 2026	BF26	New York Stock Exchange
2.600% Notes due 2028	BF28	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2021, Brown-Forman Corporation (the “Company”) announced that effective July 1, 2021, Jane C. Morreau, Executive Vice President and Chief Financial Officer, will leave the Company. Ms. Morreau will hand off her duties as Chief Financial Officer to her successor effective July 1, 2021, and will assist with the orderly transition of her responsibilities until her last day at the Company. Following Ms. Morreau’s departure from the Company, Leanne Cunningham, currently Senior Vice President and Shareholder Relations Officer, Global Commercial Finance and Financial, Planning and Analysis will serve as the Company’s Chief Financial Officer, effective July 2, 2021.

Ms. Cunningham, age 51, has served as Senior Vice President and Shareholder Relations Officer since August 1, 2019, and has led Global Commercial Finance and Financial Planning and Analysis since August 2020. Prior to that time, she served as Senior Vice President and General Manager of Brown-Forman Brands from May 2015 to August 2019. She served as Vice President, Director of Finance Global Production from October 2013 to April 2015 and as Vice President, Chief of Staff and Director of Business Development Global Production from November 2009 to October 2013.

Ms. Cunningham’s compensation remains subject to the approval of the Company’s Compensation Committee and will be disclosed by an amendment to this Form 8-K following such approval.

There are no arrangements or understandings between Ms. Cunningham and any person pursuant to which she was selected as an officer. There are no family relationships between Ms. Cunningham and any director or executive officer of the Company, and there are no related party transactions involving Ms. Cunningham that are reportable under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

In connection with Ms. Cunningham’s appointment and Ms. Morreau’s departure, the Company issued a press release on April 15, 2021, a copy of which is attached as Exhibit 99.1 and incorporated by reference in Item 7.01 of this Current Report on Form 8-K.

The information furnished pursuant to this Item 7.01 (and the related information in Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Brown-Forman Corporation Press Release dated April 15, 2021 (furnished under Item 7.01).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: April 15, 2021	/s/ Jaileah X. Huddleston
Jaileah X. Huddleston
Vice President, Associate General Counsel - Corporate and Securities Law, and Assistant Secretary